Counterpoint Tactical Income Fund

Class A Shares: CPATX Class C Shares: CPCTX Class I Shares: CPITX

a series of Northern Lights Fund Trust III

Supplement dated July 12, 2018
to the Prospectus dated February 1, 2018

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The following paragraph is inserted after the under the section entitled “Principal Investment Risks” after “Portfolio Turnover Risk” on page 3 of the Fund’s Prospectus:

•	Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

The following paragraph is inserted after the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS” under the sub-heading “Principal Investment Risks” on page 12 of the Fund’s Prospectus. Any descriptions to the contrary should be disregarded.

•	Swap Risk. Each Fund may use swaps to enhance returns and manage risk. Each Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to each Fund. The use of leverage may also cause each Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify each Fund’s potential for loss and, therefore, amplify the effects of market volatility on each Fund’s share price.

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This Supplement, dated July 12, 2018, and the Prospectus dated February 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-273-8637.